EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Anthony Sfarra, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Wells Fargo Commercial Mortgage Trust 2017-C38 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

KeyBank National Association, as Special Servicer, Wilmington Trust, National Association, as Trustee, Park Bridge Lender Services LLC, as Operating Advisor, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant, National Tax Search, LLC, as Servicing Function Participant, C-III Asset Management LLC, as Special Servicer for the 123 William Street Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 123 William Street Mortgage Loan, Trimont Real Estate Advisors, LLC, as Operating Advisor for the 123 William Street Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the 123 William Street Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the 123 William Street Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the 245 Park Avenue Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 245 Park Avenue Mortgage Loan, Trimont Real Estate Advisors, LLC, as Operating Advisor for the 245 Park Avenue Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the 245 Park Avenue Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the 245 Park Avenue Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the iStar Leased Fee Portfolio Mortgage Loan, LNR Partners, LLC, as Special Servicer for the iStar Leased Fee Portfolio Mortgage Loan, Trimont Real Estate Advisors, LLC, as Operating Advisor for the iStar Leased Fee Portfolio Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Crossings at Hobart Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Crossings at Hobart Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Crossings at Hobart Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Crossings at Hobart Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Crossings at Hobart Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the Save Mart Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Save Mart Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Save Mart Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Save Mart Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Save Mart Portfolio Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Lormax Stern Retail Development - Roseville Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Lormax Stern Retail Development - Roseville Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Lormax Stern Retail Development - Roseville Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Lormax Stern Retail Development - Roseville Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Lormax Stern Retail Development - Roseville Mortgage Loan, KeyBank National Association, as Primary Servicer for the Del Amo Fashion Center Mortgage Loan, Cohen Financial, a Division of SunTrust Bank, as Special Servicer for the Del Amo Fashion Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Del Amo Fashion Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Del Amo Fashion Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Starwood Capital Group Hotel Portfolio Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Market Street - The Woodlands Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Market Street - The Woodlands Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Market Street - The Woodlands Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Market Street - The Woodlands Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Market Street - The Woodlands Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the General Motors Building Mortgage Loan, Wilmington Trust, National Association, as Trustee for the General Motors Building Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the General Motors Building Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the General Motors Building Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the 2851 Junction Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 2851 Junction Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 2851 Junction Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the 2851 Junction Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the 2851 Junction Mortgage Loan, LNR Partners, LLC, as Special Servicer for the 225 & 233 Park Avenue South Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 225 & 233 Park Avenue South Mortgage Loan, Trimont Real Estate Advisors, LLC, as Operating Advisor for the 225 & 233 Park Avenue South Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the 225 & 233 Park Avenue South Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the 225 & 233 Park Avenue South Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Long Island Prime Portfolio - Melville Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Long Island Prime Portfolio - Melville Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Long Island Prime Portfolio - Melville Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Long Island Prime Portfolio - Melville Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Long Island Prime Portfolio - Melville Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Raleigh Marriott City Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Raleigh Marriott City Center Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Raleigh Marriott City Center Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Raleigh Marriott City Center Mortgage Loan, and National Tax Search, LLC, as Servicing Function Participant for the Raleigh Marriott City Center Mortgage Loan.

Dated: November 5, 2019

/s/ Anthony Sfarra

President

(senior officer in charge of securitization of the depositor)